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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 ______________



Date  of  Report  (Date  of  earliest  event  reported):  January  16,  2003
                                                          ------------------



                                  QUIXIT, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



  Colorado                         000-32341                 84-1485082
  --------                         ---------                 ----------
(State  or  other                 (Commission                (IRS  Employer
jurisdiction  of                   File Number)            Identification No.)
incorporation)



                17 Barstow Rd., Suite 301, Great Neck, NY 11021
                -----------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 482-2119
                                                          ---------------


                       7609 Ralston Rd., Arvada, CO 80002
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Page 1 of 3 pages

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

     On January 16, 2003, a change in control of the Registrant occurred. Pursuant to a Stock Purchase Agreement dated December 20, 2002 by and among the Registrant, H. Daniel Boone and TOP Group Corporation, a New York corporation ("TOP Group New York"), TOP Group New York purchased from Mr. Boone 4,400,000 shares of common stock, no par value, of the Registrant, representing eighty-eight percent (88%) of the outstanding capital stock of the Registrant. The aggregate purchase price was $200,000, which was paid out of the working capital funds of TOP Group New York. TOP Group New York also paid $75,000 as additional capital for the payment of certain fees and costs associated with the transaction. Further, TOP Group New York paid CMI Capital $16,500 as a consulting fee in connection with the transaction.

     Ninety-five percent (95%) of the capital stock of TOP Group New York is held by Song Ruhua. Mr. Song is the founder and Chairman of TOP Group, a privately owned, China-based hi-tech conglomerate specializing in computer software, computer hardware, LED display systems, network technology, applied electronics, communications technology and IT education. TOP Group presently owns three publicly traded companies: Sichuan TOP Software Co. Ltd. (TOP Software), listed on the Shenzhen Stock Exchange ("SZSE") (stock code 000583); Jiangsu Chinese.com Co. Ltd. (Chinese.com), listed on the SZSE (stock code 0008051); and Chengdu TOP Sci-tech Co. Ltd. (TOP Sci-Tech), listed on the Growth Enterprise Market of the Hong Kong Stock Exchange ("HKSE") (stock code 8135).

ITEM  9.  REGULATION  FD  DISCLOSURE.

     As of January 16, 2003, H. Daniel Boone has resigned as President of the Registrant, and Hengming Yang has been appointed to succeed him as President and Chief Executive Officer. As of that date, Mr. Yang has also been appointed as a member of the Board of Directors of the Registrant. Mr. Yang, age 41, also serves as President and a member of the Board of Directors of TOP Group New
York. Mr. Yang joined the China-based company TOP Group in 2000, where he serves as Vice President of TOP International Division and is responsible for TOP Group's U.S. operations. Prior to joining TOP Group, Mr. Yang served as Chief Executive Officer of Chaopiao.com from 1999 to 2000. From 1997 through
1999,  Mr.  Yang  served  as  Vice  President  of  CCL,  Inc.

                      Page 2 of 3 pages

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    QUIXIT,  INC.
                                    -------------
                                    (Registrant)



Date:  January  16,  2003           /s/ Hengming  Yang
                                    -------------------
                                    Hengming  Yang
                                    President  and  Chief  Executive  Office


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